UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2006

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CITIZENS BANCORP OF VIRGINIA, INC.

(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	000-50576 (Commission File Number)	20-0469337 (I.R.S. Employer Identification No.)

126 South Main Street Blackstone, Virginia (Address of principal executive offices)	23824 (Zip Code)

Registrant’s telephone number, including area code: (434) 292-7221

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)          On June 28, 2006, the Company adopted an amendment to its Bylaws (the “Bylaws”). The amendment revised Article III, Section 2, of the Bylaws to add a mandatory retirement age for directors.

The full text of the Bylaws is attached as Exhibit 3.1 to this report.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Bylaws of the Registrant (restated in electronic format as of June 28, 2006)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS BANCORP OF VIRGINIA, INC.

(Registrant)

Dated: June 30, 2006	By: /s/ Joseph D. Borgerding

Joseph D. Borgerding

President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Bylaws of the Registrant (restated in electronic format as of June 28, 2006)